SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO CERTAIN 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      DELAWARE FIRST FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                               52-2063973
----------------------------------------  ------------------------------------
(State of Incorporation of Organization)  (I.R.S. Employer Identification No.)

  400 Delaware Avenue, Wilmington, DE                    19801
----------------------------------------  ------------------------------------
(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the registration  If this form relates to the
of a class of securities pursuant to      registration of a class of securities
Section 12(b) of the Exchange Act         pursuant to Section 12(g) of the
and is effective pursuant to General      Exchange Act and is effective pursuant
Instruction A.(c), please check the       to General Instruction A.(d), please
following box. [ ]                        check the following box. [X]

Securities Act Registration Statement file number to which this form relates: 333-36757

Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of Each Exchange on
Title of Each Class to be so Registered    Which Each Class is to be Registered
---------------------------------------    ------------------------------------

                 None
---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

Incorporated  by  reference to the portion of the  Prospectus  under the heading
"Description of Capital Stock of the Company," filed on November 21, 1997, pursuant to Rule 424 of the Securities Act of 1933, as amended.


Item 2.  Exhibits.
         ---------

The following exhibits are filed as a part of this Registration Statement:

Exhibit Number         Description

      1. Pre-Effective Amendment No. One to the Registration Statement on Form SB-2 (Registration Number 333-36757) dated November 7, 1997 is hereby incorporated by reference.

      2. Certificate of Incorporation, filed as Exhibit 3.1 to Registration Statement on Form SB-2 (Registration Number 333-36757) dated September 26, 1997 is hereby incorporated by reference.

      3. Bylaws, filed as Exhibit 3.2 to Registration Statement on Form SB-2 (Registration Number 333-36757) dated September 26, 1997 is hereby incorporated by reference.

      4. Specimen Stock Certificate, filed as Exhibit 4 to Pre-Effective Amendment No. One Registration Statement on Form SB-2 (Registration Number 333-36757) dated November 7, 1997 is hereby incorporated by reference.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        DELAWARE FIRST FINANCIAL CORPORATION


                                        By:  /s/
                                             -----------------------------------
                                             Ronald P. Crouch
                                             President & CEO

Dated December 11, 1997